Exhibit 99.3

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

CONTENTS

Page

Financial statements:
Balance sheets	1
Statements of operations	2
Statements of changes in net parent investment	3
Statements of cash flows	4

Notes to financial statements	5 - 16

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

BALANCE SHEETS

JUNE 30, 2017 AND 2016

	2017	2016
ASSETS

Current assets:
Cash	$520,896	$1,764,450
Accounts receivable	7,941,432	5,073,300
Prepaid expenses and other current assets	707,082	290,507
Total current assets	9,169,410	7,128,257
Property and equipment, net	1,494,260	2,106,235
Intangible assets, net	4,078,167	4,712,167
Other assets	29,916	27,191
	$14,771,753	$13,973,850

LIABILITIES AND NET PARENT INVESTMENT

Current liabilities:
Current portion of long-term debt	$138,867	$131,368
Current portion of capital lease obligation	107,852	103,001
Accounts payable	8,396,683	6,659,231
Accrued expenses and other current liabilities	2,416,906	1,851,138
Total current liabilities	11,060,308	8,744,738
Long-term debt, net of current portion	262,365	401,232
Capital lease obligation, net of current portion	207,284	310,382
Deferred income taxes	1,190,000	1,032,000
Warrant liability	2,113,155	3,181,594
	3,772,804	4,925,208
Commitments and contingencies
Net parent investment	(61,359)	303,904
	$14,771,753	$13,973,850

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

	2017	2016
Service revenue	$15,314,950	$11,431,520
Service cost	11,823,863	9,689,183
Gross profit	3,491,087	1,742,337
Operating expenses:
Sales and marketing	168,512	144,032
General and administrative	2,292,836	4,348,960
Depreciation and amortization	733,966	712,110
	3,195,314	5,205,102
Income (loss) from operations	295,773	(3,462,765)
Interest expense	29,430	16,995
Income (loss) before income taxes	266,343	(3,479,760)
Income tax expense (benefit):
Current	4,100	—
Deferred	(295,000)	(842,000)
	(290,900)	(842,000)
Net income (loss)	$557,243	$(2,637,760)

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

STATEMENTS OF CHANGES IN NET PARENT INVESTMENT

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

	2017	2016
Balance, January 1	$584,207	$535,454
Net income (loss)	557,243	(2,637,760)
Net transfer from (to) parent	(1,362,023)	2,022,775
Stock options granted	159,214	383,435
Balance, June 30	$(61,359)	$303,904

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

STATEMENTS OF CASH FLOWS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

	2017	2016
Cash flows from operating activities:
Net income (loss)	$557,243	$(2,637,760)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	416,966	395,110
Amortization of intangibles	317,000	317,000
Stock compensation expense	159,214	383,435
Deferred income taxes	(295,000)	(842,000)
Changes in operating assets and liabilities:
Accounts receivable	(2,598,011)	714,713
Prepaid expenses and other current assets	(362,584)	95,786
Other assets	17	752
Accounts payable	754,987	(1,524,492)
Accrued expenses and other current liabilities	1,671,175	1,080,078
Other long-term liabilities	(1,068,439)	1,202,681
Total adjustments	(1,004,675)	1,823,063
Net cash used in operating activities	(447,432)	(814,697)
Cash flows from investing activities:
Purchases of property and equipment	(221,638)	(450,361)
Net cash used in investing activities	(221,638)	(450,361)
Cash flows from financing activities:
Principal payments on long-term debt	(66,295)	(116,141)
Principal payments on capital lease obligation	(50,426)	(25,444)
Net transfer from (to) parent	(1,362,023)	2,022,775
Net cash provided by (used in) financing activities	(1,478,744)	1,881,190
Net increase (decrease) in cash	(2,147,814)	616,132
Cash, beginning	2,668,710	1,148,318
Cash, ending	$520,896	$1,764,450

See notes to financial statements.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

1.         Description of business and summary of significant accounting policies:

Description of business:

Sinfonia HealthCare Corporation (Sinfonia) was incorporated in February 2013 under the laws of Delaware.  Sinfonia is a holding company.  SinfoniaRx, Inc. (SinfoniaRx) was incorporated in August 2013 under the laws of Arizona and is a wholly owned subsidiary of Sinfonia.  Sinfonia and SinfoniaRx are collectively referred to as the Company.

The accompanying financial statements include the assets and liabilities and the related operations of the SinfoniaRx Business (the Business).  The financial statements include the activity and related accounts of the Business.  All intercompany accounts and transactions have been eliminated.

The Business provides medication management services to clients across the United States.  The Business’s pharmacists work with patients, their providers and community pharmacists to ensure optimal health outcomes while reducing risk of adverse events and drug interactions.

Basis of presentation:

Separate financial statements historically have not been prepared for the Business.  The accompanying balance sheet, statements of operations and statements of cash flows have been derived from the historical accounting records of the Company and have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP).  The separate financial statements of the Business exclude the Company’s investments in consolidated subsidiaries, intercompany receivables/payables, deferred financing costs, debt and other expenses that were not related to the Business.  The separate financial statements of the Business include all other assets, liabilities, revenues and expenses of the Company.  Corporate expenses of Sinfonia have been allocated at 50%, with the exception of stock based compensation, which has been allocated based on the expense attributable to employees assigned to the Business.   Management believes that these allocations are reasonable.

Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Revenue recognition:

Revenues are recorded monthly, based primarily on a contracted fee per eligible member or other contracted amount.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

1.         Description of business and summary of significant accounting policies (continued):

Cash:

The Business places its cash with various banks.  At times, such investments may be in excess of the FDIC insurance limit; however, management does not believe it is exposed to any significant credit risk on cash.

Accounts receivable:

The Business grants unsecured credit to its customers.  The Business generally considers all accounts over 60 days to be past due.  The Business provides an allowance for doubtful accounts based on prior experience and management’s assessment of the collectibility of existing specific accounts.  At June 30, 2017 and 2016, accounts receivable were considered fully collectible by management; therefore, no allowance for doubtful accounts has been provided.  Doubtful accounts are periodically reviewed for collectibility and written off when management determines that all reasonable collection efforts have been exhausted.

Property, equipment, depreciation and amortization:

Property and equipment are stated at cost.  Depreciation and amortization are provided using the straight-line method over the estimated useful lives of the assets.  Leasehold improvements are amortized over the shorter of the useful life of the asset or the related lease term.

Equipment acquired under capital lease is stated at cost or the assets’ net present value of future lease payments at the date of the lease.  Amortization is provided primarily using the straight-line method over the estimated useful lives of the assets, or lease term, and is included with depreciation expense.

Intangibles:

Acquired intangibles related to the acquisition of SinfoniaRx are amortized over their estimated useful lives using the straight-line method.  Acquired customer relationships are amortized over their estimated life of ten years and the software license is considered to be indefinite lived.  Under GAAP, the Business is required to consider whether there are indications that a more than 50% likelihood exists that the intangible is impaired.  For 2017 and 2016, no impairment loss was recognized.  During 2017 and 2016, the Business had amortization expense related to intangibles of $317,000.  Amortization expense for the next five years is as follows:

Year ending June 30,
2018	$634,000
2019	634,000
2020	634,000
2021	634,000
2022	634,000

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

1.         Description of business and summary of significant accounting policies (continued):

Stock-based employee compensation:

Sinfonia has a stock-based employee compensation plan (the Option Plan).  The Business accounts for the Option Plan using the fair value recognition provisions under GAAP and estimates the value of its stock options using the calculated value on the grant date.  The Business measures compensation cost of employee stock options based on the calculated value instead of fair value because it is not practical to estimate the volatility of its share price.  This is because the Business does not maintain an internal market for its shares, its shares are rarely traded privately and management has not been able to identify any similar public entities.  The calculated value method requires that the volatility assumption used in an option pricing model be based on historical volatility of an appropriate industry sector index.  Compensation cost is recorded over the requisite service period for options that are expected to vest.

Income taxes:

Deferred income taxes are provided for temporary differences arising primarily from accrual basis recognition of certain expenses and straight-line depreciation in the financial statements and cash basis recognition of certain expenses and accelerated depreciation for income taxes.  In addition, deferred income taxes are recognized for different bases for intangibles for financial statement and tax purposes.

In 2016, the Business adopted FASB Accounting Standards Update 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes.  The update eliminates the requirement to separate deferred income tax assets and liabilities into current and noncurrent amounts within a classified balance sheet.  All deferred income tax assets and liabilities are classified as noncurrent.  The Business has adopted the update retrospectively.

The tax provision differs from the expense that would result from applying statutory rates to income (loss) before income taxes due to permanent differences, such as meals and entertainment, which are not fully deductible for tax purposes, and the change in the warrant liability, which is not deductible or taxable because the warrants are not compensatory in nature.

The Business is part of a group that files a consolidated tax return and has elected to use the benefits-for-loss method of tax allocation.  Under this method, the Business is assumed to file a separate return with applicable taxing authorities, except that available tax attributes within the group are characterized as realized when the tax attributes are realized by the consolidated group.  The effect of utilizing this method is that the Business records income tax expense (benefit) and a corresponding payable to (receivable from) the group for generation or utilization of the tax attributes within the group.  Intercompany balances that are not cash-settled with the group are recorded as a capital contribution (or dividend) in the Business’s financial statements.  The Business also records deferred tax assets and liabilities related to its own temporary differences, which are considered to be realizable on a consolidated and stand-alone basis.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

1.         Description of business and summary of significant accounting policies (continued):

Income taxes (continued):

GAAP requires management to perform an evaluation of all income tax positions taken or expected to be taken in the course of preparing the Company’s income tax returns to determine whether the income tax positions meet a “more likely than not” standard of being sustained under examination by the applicable taxing authorities.  This evaluation is required to be performed for all open tax years, as defined by the various statutes of limitations, for federal and state purposes.

The Company is required to file federal and state income tax returns with its parent.  Management has performed its evaluation of income tax positions taken and has determined that there were no positions taken that do not meet the “more likely than not” standard.  Accordingly, there are no provisions for income taxes, penalties or interest receivable or payable relating to uncertain income tax provisions in the accompanying financial statements.

From time to time, the Company may be subject to interest and penalties assessed by various taxing authorities, which have historically been insignificant.  Penalties will be classified as other expense and interest as interest expense, if they occur.

Subsequent events:

The Business’s management has evaluated the events that have occurred subsequent to June 30, 2017 through September 14, 2017, the date that the financial statements were available to be issued.  Management has no responsibility to update these financial statements for events and circumstances occurring after this date.

2.         Property and equipment, net:

	2017	2016
Leasehold improvements	$129,507	$129,507
Computer equipment	2,097,193	1,927,818
Furniture and fixtures	228,027	141,948
Software	1,076,826	1,039,784
	3,531,553	3,239,057
Less accumulated depreciation and amortization	2,037,293	1,132,822
	$1,494,260	$2,106,235

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

3.         Intangible assets, net:

	2017
	Cost	Accumulated amortization	Net
Customer relationships	$6,340,000	$2,271,833	$4,068,167
Software license	10,000	—	10,000
	$6,350,000	$2,271,833	$4,078,167

	2016
	Cost	Accumulated amortization	Net
Customer relationships	$6,340,000	$1,637,833	$4,702,167
Software license	10,000	—	10,000
	$6,350,000	$1,637,833	$4,712,167

4.         Long-term debt:

	2017	2016
Note payable, IBM Credit LLC, payable in monthly installments of $13,141 including interest at 5.5% through March 2020, collateralized by equipment.	$401,232	$532,600
Less current portion	138,867	131,368
	$262,365	$401,232

Future maturities of long-term debt are as follows:

Year ending June 30,
2018	$138,867
2019	146,795
2020	115,570
$401,232

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

5.         Capital lease obligation:

The Business leases equipment under a capital lease agreement.  The Business has recorded asset costs of $436,976 and accumulated amortization of $182,073 and $36,415 at June 30, 2017 and 2016, related to the lease.

Year ending June 30,
2018	$119,836
2019	119,836
2020	89,877
329,549
Less amount representing interest	14,413
Net present value of minimum lease payments	315,136
Less current portion	107,852
$207,284

6.         Related party transactions:

In June 2016, SinfoniaRx entered into a management services agreement (MSA) with Assurance Healthcare Innovation, Inc. (AHI), a company owned by the shareholders of Sinfonia.  The agreement calls for a management fee to be paid to AHI in the amount of $166,677 monthly through May 2021.  Total management fee expense allocated to the Business at 50% for 2017 and 2016 is $500,001 and $83,334.

7.         Commitments:

Licensing and royalty agreement:

SinfoniaRx has a license agreement with the University of Arizona (UA) whereby the Business pays UA an annual license through the termination of the licensing agreement, as defined.  The license fee will be reduced by royalties due under the agreement each year.  The license fee was $250,000 and $200,000 for 2017 and 2016, which was reduced by royalty fees paid for each year.  The fee for 2017 and each year thereafter is $250,000.

In addition to the fees, the Business agreed to pay a royalty to UA of 5% of net revenues, as defined under the licensing agreement.  At June 30, 2017 and 2016, the Business accrued $432,378 and $285,602 relating to the royalty fee, which is included in other current liabilities.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

7.                            Commitments (continued):

Lease commitments:

The Business leases office space under operating lease agreements.  The leases call for aggregate base monthly rent payments, which escalate at various amounts through November 2021.  Total rent expense under these agreements was $106,034 and $68,811 for 2017 and 2016.  At June 30, 2017 and 2016, deferred rent was $50,612 and $25,403, which is included in other current liabilities on the accompanying balance sheets.

Future minimum lease payments under these lease agreements are as follows:

Year ending June 30,
2018	$195,276
2019	156,199
2020	160,156
2021	127,810
2022	38,965
$678,406

8.                            Contingencies:

Litigation:

The Business is insured under an occurrence based professional liability policy with limits of $1,000,000 per claim and $3,000,000 in the aggregate.

From time to time, the Business may be involved in legal proceedings and litigation arising in the ordinary course of business.  In the opinion of management, the outcome of such proceedings and litigation will not materially affect the Business’s financial position.

Insurance:

The Business is insured under an occurrence based general liability policy with limits of $1,000,000 per incident and $3,000,000 in the aggregate.  A $5,000,000 umbrella policy is also maintained by an outside insurance company.

The Business maintains cyber liability insurance of $15,000,000 maintained by an outside insurance company as well as Directors and Officers insurance with limits of $1,000,000.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

8.                            Contingencies (continued):

Healthcare regulatory environment:

The healthcare industry is subject to numerous laws and regulations of federal, state and local governments.  These laws and regulations include, but are not limited to, matters such as licensure, accreditation, government healthcare program participation requirements, reimbursement for patient services and Medicare and Medicaid fraud and abuse.  Violations of these laws and regulations could result in expulsion from government healthcare programs together with the imposition of significant fines and penalties, as well as significant repayments for patient services previously billed.  Management believes that the Business is in compliance with fraud and abuse as well as other applicable government laws and regulations.  Compliance with such laws and regulations can be subject to future government review and interpretation as well as regulatory actions unknown or unasserted at this time.

9.                            Stock options:

Sinfonia has established a nonqualified stock option plan whereby options to purchase shares of Sinfonia’s Series A common stock are granted at a price that approximates the estimated fair value of the stock at the date of the grant, as determined by the Board of Directors.  The Board will reserve shares of Series A common stock as needed for grants under the plan.  The options granted vest under various provisions, not to exceed three years.  The maximum contractual term of the options granted is 10 years.  A total of 635,000 shares have been reserved for the plan.

In order to compute the fair value of its stock options, the Business obtained a valuation of its common shares from an independent third party.  The valuation considered the use of income, cost and market approaches in applying the discounted cash flow method to arrive at a per share value.  The valuation included the consideration of various internal and external factors that could influence the Company’s per share value.  Internal factors considered included the Company’s financial position, results of operations, current management and the size and marketability of the interest being valued.  External factors considered included the status of the Company’s industry and the position of the Company relative to its industry.

For 2017 and 2016, the outstanding options were valued using the Black-Scholes model with the following assumptions: risk free rate ranging from 1.18% to 2.31%, expected life of 5.5 years, market value of the underlying common share of $8.25 per share, exercise price ranging from $8.25 to $8.90 per share, dividend rate of $0 per share and volatility factor ranging from 40% to 41%.  Based on the results of the calculated value of the Company’s stock options for 2017 and 2016 and an expected forfeiture rate of 3%, compensation expense recognized in the accompanying consolidated statements of operations was $159,214 and $383,435.  Compensation related to nonvested awards outstanding at June 30, 2017 of $172,150 is expected to be recognized over a weighted-average period of 1.58 years.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

9.                            Stock options (continued):

Stock options outstanding at December 31 are as follows:

	Weighted average price per share	Number of shares	Weighted average remaining contractual term	Aggregate calculated value
Outstanding, January 1, 2017	$3.52	1,138,000
Granted	8.25	117,200
Forfeited or expired	—	—
Exercised	—	—
Outstanding, June 30, 2017	$3.96	1,255,200	7.54	$1,989,490
Vested or expected to vest, at June 30, 2017	$3.92	1,251,684	7.53	$1,961,571
Exercisable, June 30, 2017	$3.13	1,145,067	6.92	$1,434,665

	Weighted average price per share	Number of shares	Weighted average remaining contractual term	Aggregate calculated value
Outstanding, January 1, 2016	$1.99	900,000
Granted	—	—
Forfeited or expired	0.93	(13,000)
Exercised	—	—
Outstanding, June 30, 2016	$2.00	887,000	7.78	$754,973
Vested or expected to vest, at June 30, 2016	$1.99	888,413	7.78	$754,177
Exercisable, June 30, 2016	$1.70	815,332	7.71	$600,354

The Company uses historical data to estimate employee termination rates in calculating options expected to vest.  Groups of employees that have similar historical exercise behavior are considered separately.  Options outstanding at June 30, 2017 and 2016 were exercisable at a weighted average of $3.13 and $1.70 per share.  The total calculated value of shares exercised during 2017 and 2016 was $0 and $0.  The weighted average grant date calculated value of options granted during 2017 and 2016 was $3.37 and $0.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

9.                            Stock options (continued):

A summary of the status of the Company’s nonvested shares at June 30, 2017 and 2016, and changes during the period then ended, is presented below:

	Number of shares	Weighted average grant date calculated value
Nonvested at January 1, 2017	155,670	$445,893
Granted	117,200	395,327
Vested	(162,737)	(308,362)
Forfeited or expired	—	—
Nonvested at June 30, 2017	110,133	$532,858

	Number of shares	Weighted average grant date calculated value
Nonvested at January 1, 2016	241,689	$355,932
Granted	—	—
Vested	(169,687)	(200,592)
Forfeited or expired	(334)	(721)
Nonvested at June 30, 2016	71,668	$154,619

10.                     Stock bonus plan:

Sinfonia has a stock bonus plan (Bonus Plan) to award shares of restricted common stock to participants as hiring incentives.  Awards granted under the Bonus Plan are immediately vested at the date of the grant.   No grants were awarded under the Bonus Plan in 2017 and 2016.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

11.                     Stock warrants:

From time to time, Sinfonia issues warrants to nonemployees in consideration of services rendered or in conjunction with financing activities.  During 2013, Sinfonia issued 385,938 common stock Series A warrants to the University of Arizona as part of the acquisition of SinfoniaRx.  The warrants are exercisable at a price of $.01 per share through December 2033, and may be put back to the Company at any time commencing after 10 years from the date of issuance.  The put option would require the Company to repurchase the warrants at a price equal to the aggregate fair value of the shares less the exercise price of $.01.  The Company will also be required to repurchase the warrants at the end of their 20-year life at the fair market value of the shares less the exercise price.  Because of this, the warrants have been classified as liabilities.

In order to compute the fair value of the warrants, the Company obtained a valuation of its common shares from an independent third party.  At June 30, 2016, the outstanding warrants were valued using the Black-Scholes model with the following assumptions:  risk free rate of 2.30%, expected life of 18 years, fully diluted market value of the underlying common share of $8.25 per share as of June 30, 2016, exercise price of $0.01 per share, dividend rate of $0 per share and volatility factor of 50%.  For 2017, the options were valued using the net price per share to be paid to the warrant holders in a contemplated acquisition of Sinfonia.

12.                     Income taxes:

	2017	2016
Deferred tax assets	$694,000	$1,040,000
Deferred tax liabilities	(1,884,000)	(2,072,000)
	$(1,190,000)	$(1,032,000)

For 2017, the Business recorded a payable to other affiliates within its consolidated group to reflect the amount of tax due to the consolidated group for tax attributes of other affiliates utilized by the Company under the benefits-for-loss method.  At June 30, 2017, the Company settled an intercompany payable to the consolidated group for income taxes in the amount of $4,100 through an increase in the net parent investment.  The amount is included in the statement of changes in net parent investment with the net transfer to parent.  For 2016, the Business produced a net operating loss for tax purposes of approximately $1,450,000.  The Business generated significant net income in the last half of 2016, such that the Business reported overall taxable income for the full tax year 2016.  In addition, there were no other affiliates within its consolidated group with taxable income to utilize the tax attributes generated for the six months ended June 30, 2016.  As such, the net operating loss is reflected as a deferred tax asset as of June 30, 2016.

SINFONIARX BUSINESS

(A BUSINESS OF SINFONIA HEALTHCARE CORPORATION)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SIX MONTHS ENDED JUNE 30, 2017 AND 2016

12.                     Income taxes (continued):

The carved out operations reflected in these financial statements represent the most profitable segment of the consolidated group that files tax returns under the legal entity known as Sinfonia Healthcare Corporation.  From an income tax perspective, the carved out operations are profitable, generating taxable income for 2014, 2015 and 2016, primarily due to book/tax differences for amortization of intangibles, stock options and stock warrants.  Conversely, the consolidated group reported significant net operating losses from an income tax perspective for the same periods.  As a result, the tax attributes of the Business are materially different from the tax attributes of Sinfonia Healthcare Corporation.

13.                     Concentration of credit risk:

The Company derives the majority of its revenues from various medication management agreements.  At times, contracts with particular medication management providers may constitute a concentration in accordance with accounting standards.  At June 30, 2017, two medication management payers compromised 85% of accounts receivable.    Two medication management payers compromised 77% of revenues for 2017.  For 2016, three medication management payers comprised 85% of revenues.

14.                     Statement of cash flows:

Supplemental disclosure of cash flow information:

Cash paid for interest during 2017 and 2016 was $29,430 and $16,995.  Cash paid for income taxes during 2017 and 2016 was $0.

Noncash investing and financing information:

During 2016, the Business acquired equipment totaling $436,976 under a capital lease agreement and $564,318 with long-term financing.

15.                     Subsequent event:

In September 2017, Sinfonia was acquired by an unrelated third party.